SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                  Date of earliest event reported: May 2, 1996


                         PEOPLES TELEPHONE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


       NEW YORK                       0-16479                   13-2626435
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(State or other juris-           (Commission File            (IRS Employer
diction of incorporation)        Number)                     I.D. No.)


       2300 N.W. 89th Place, Miami, Florida             33172
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(Address of principal executive office)              (Zip Code)


Registrant's telephone number, including area code: (305) 593-9667






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Item 5.    Other Events

           E. Craig Sanders has been elected president, chief executive officer and a director of the Company effective as of May 2, 1996. He succeeds Robert
E. Lund in the positions of president and chief executive officer. Mr. Lund had been serving in those positions on an interim basis and will continue as a director of the Company.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           PEOPLES TELEPHONE COMPANY, INC.



Date:  May 6, 1996                             /s/ Bonnie S. Biumi
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                                               Bonnie S. Biumi
                                               Chief Financial Officer